Exhibit 10.3

CONTRIBUTION AGREEMENT

THIS CONTRIBUTION AGREEMENT (this “Agreement”) is entered into as of the 21st day of August, 2015 by and among CARTER/VALIDUS OPERATING PARTNERSHIP, LP, a Delaware limited partnership (“Borrower”), CARTER VALIDUS MISSION CRITICAL REIT, INC., a Maryland corporation (“REIT”), EACH OF THE ENTITIES IDENTIFIED AS “SUBSIDIARY GUARANTORS” ON THE SIGNATURE PAGES OF THIS AGREEMENT (the “Initial Guarantors”) and EACH ADDITIONAL SUBSIDIARY GUARANTOR (AS DEFINED IN THE CREDIT AGREEMENT [HEREINAFTER DEFINED]) THAT MAY HEREAFTER BECOME A PARTY TO THE THIS AGREEMENT (REIT, Initial Guarantors and such Additional Subsidiary Guarantors are sometimes hereinafter referred to individually as a “Guarantor” and collectively as “Guarantors”, and the Borrower and the Guarantors are sometimes hereinafter referred to individually as a “Contributing Party” and collectively as the “Contributing Parties”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Term Loan Agreement dated as of even date herewith by and among the Borrower, KeyBank National Association (“KeyBank”), the other lending institutions which are or may hereafter become a party thereto (KeyBank together with such other lending institutions are hereinafter referred to collectively as the “Lenders”), and KeyBank, as administrative agent (the “Agent”), (such agreement, as the same may from time to time be further amended, modified, restated or extended, being hereinafter referred to as the “Credit Agreement”), the Lenders have agreed to extend financial accommodations to the Borrower;

WHEREAS, as a condition to the making of certain Loans pursuant to the Credit Agreement, the Lenders have required that the Guarantors execute and deliver that certain Unconditional Guaranty of Payment and Performance, dated as of even date herewith (as the same may from time to time be further amended, modified, restated or extended, being hereinafter referred to collectively as the “Guaranty”), pursuant to which, among other things, the Guarantors have agreed to guarantee the respective obligations described in the Guaranty;

WHEREAS, Borrower is a direct subsidiary of REIT and the Subsidiary Guarantors are direct or indirect wholly owned subsidiaries of Borrower; and

WHEREAS, the Guarantors are engaged in common business enterprises related to those of the Borrower and each Guarantor will derive substantial direct or indirect economic benefit from the effectiveness and existence of the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, and to induce the Lenders to make the Loans and the Contributing Parties to execute and deliver the Loan Documents to which they are a party, it is agreed as follows:

1. Definitions. Capitalized terms used herein that are not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

2. Contribution.

(a) To the extent that a Borrower or a Guarantor shall make a payment (a “Payment”) of a portion of the Obligations, then the Borrower or Guarantor that made the Payment shall be entitled to contribution and indemnification from, and be reimbursed by, the other Contributing Parties in an amount equal to the lesser of (a) the amount derived by subtracting from any such Payment the “Allocable Amount” (as defined herein) of such Contributing Party, and (b) the “Allocable Amount” (as defined herein) for the other Contributing Parties.

(b) As of any date of determination, the “Allocable Amount” of each Contributing Party shall be equal to the maximum amount of liability which could be asserted against such Contributing Party hereunder with respect to the applicable Payment without (i) rendering such Contributing Party “insolvent” within the meaning of Section 101(32) of the Federal Bankruptcy Code (the “Bankruptcy Code”) or Section 2 of either the Uniform Voidable Transactions Act (the “UVTA”) or the Uniform Fraudulent Conveyance Act (the “UFCA”) or the fraudulent conveyance and transfer laws of the State of New York or such other jurisdiction whose laws shall be determined to apply to the transactions contemplated by this Agreement (the “Applicable State Fraudulent Conveyance Laws”), (ii) leaving such Contributing Party with unreasonably small capital, within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UVTA or Section 5 of the UFCA or the Applicable State Fraudulent Conveyance Laws, or (iii) leaving such Contributing Party unable to pay its debts as they become due within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UVTA or Section 6 of the UVTA or the Applicable State Fraudulent Conveyance Laws.

3. Keepwell. Each Qualified ECP Contributing Party hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Contributing Party to honor all of its obligations under the Guaranty or the other Loan Documents in respect of the Hedge Obligations (provided, however, that each Qualified ECP Contributing Party shall only be liable under this Section 3 for the maximum amount of such liability that can be incurred without rendering its obligations under this Section 3, or otherwise under the Guaranty or the other Loan Documents voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Contributing Party under this Section 3 shall remain in full force and effect until a discharge of the obligations of Guarantors under the Guaranty if such Qualified ECP Contributing Party is a Guarantor, or of Borrower under the Credit Agreement and the other Loan Documents and the Hedge Documents if such Qualified ECP Contributing Party is the Borrower. Each Qualified ECP Contributing Party intends that this Section 3 constitute, and this Section 3 shall be deemed to constitute, a keepwell, support, or other agreement for the benefit of each other Contributing Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. For purposes of Section 3 of this Contribution Agreement, the term “Qualified ECP Contributing Party” means, in respect of any Hedge Obligation, each Contributing Party that has total assets exceeding $10,000,000 at the time such party becomes a party to the Guaranty or grant of the relevant security interest becomes effective with respect to such Hedge Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

4. No Impairment. This Agreement is intended only to define the relative rights of the Contributing Parties, and nothing set forth in this Agreement is intended to or shall reduce or impair the obligations of any Contributing Party to pay any amounts, as and when the same shall become due and payable in accordance with the terms of the applicable Loan Documents.

5. Rights Constitute Assets. The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets in favor of each Contributing Party.

6. Effectiveness. This Agreement shall become effective upon its execution by each of the Contributing Parties and shall continue in full force and effect and may not be terminated or otherwise revoked by any Contributing Party until all of the Obligations shall have been indefeasibly paid in full (in lawful money of the United States of America) and discharged, and the Credit Agreement and financing arrangements evidenced and governed by the Credit Agreement shall have been terminated.

7. WAIVER OF JURY TRIAL AND CERTAIN DAMAGE CLAIMS. EACH OF BORROWER, GUARANTORS, AGENT AND THE LENDERS HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. BORROWER AND EACH GUARANTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES AND, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, PUNITIVE OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. BORROWER AND EACH GUARANTOR (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY LENDER OR THE AGENT HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH LENDER OR THE AGENT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (B) ACKNOWLEDGES THAT THE AGENT AND THE LENDERS HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH THEY ARE PARTIES BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 7. BORROWER AND EACH GUARANTOR ACKNOWLEDGES THAT IT HAS HAD AN OPPORTUNITY TO REVIEW THIS SECTION 7 WITH LEGAL COUNSEL AND THAT EACH BORROWER AND GUARANTOR AGREES TO THE FOREGOING AS ITS FREE, KNOWING AND VOLUNTARY ACT.

8. This Agreement shall, pursuant to New York General Obligations Law Section 5-1401, be governed by and construed in accordance with the laws of the State of New York.

[SIGNATURES BEGIN ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the Borrower and the Guarantors have executed and delivered this Agreement, under seal, as of the date first above written.

BORROWER:

CARTER/VALIDUS OPERATING PARTNERSHIP, LP, a Delaware limited partnership

By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its general partner

By:	/s/ Todd M. Sakow
Name:	Todd M. Sakow
Title:	Chief Financial Officer

REIT:

CARTER VALIDUS MISSION CRITICAL REIT, INC., a Maryland corporation

By:	/s/ Todd M. Sakow
Name:	Todd M. Sakow
Title:	Chief Financial Officer

(SEAL)

[SIGNATURES CONTINUED ON NEXT PAGE]

SUBSIDIARY GUARANTORS:

HC-2501 W WILLIAM CANNON DR, LLC
DC-19675 W. TEN MILE, LLC
DC-1221 COIT ROAD, LLC
DC-5000 BOWEN ROAD, LLC
HC-8451 PEARL STREET, LLC
HC-3873 N. PARKVIEW DRIVE, LLC
DC-2 CHRISTIE HEIGHTS, LLC
HC-2257 KARISA DRIVE, LLC
HC-239 S. MOUNTAIN BOULEVARD MANAGEMENT, LLC
DC-15 SHATTUCK ROAD, LLC
DC-5150 MCCRIMMON PARKWAY, LLC
HC-1940 TOWN PARK BOULEVARD, LLC
HC-1946 TOWN PARK BOULEVARD, LLC
HC-17322 RED OAK DRIVE, LLC
DC-N15W24250 RIVERWOOD DRIVE, LLC
HC-10323 STATE HIGHWAY 151, LLC
HC-5101 MEDICAL DRIVE, LLC
HC-5330 N. LOOP 1604 WEST, LLC
HC-3436 MASONIC DRIVE, LLC
HC-42570 SOUTH AIRPORT ROAD, LLC
DC-1805 CENTER PARK DRIVE, LLC
DC-615 NORTH 48TH STREET, LLC
DC-8521 EAST PRINCESS DRIVE, LLC
HCP-SELECT MEDICAL, LLC
HC-1101 KALISTE SALOOM ROAD, LLC
HC-116 EDDIE DOWLING HIGHWAY, LLC
DC-1099 WALNUT RIDGE DRIVE, LLC
HCP-DERMATOLOGY ASSOCIATES, LLC
DC-1001 WINDWARD CONCOURSE, LLC
HC-800 EAST 68TH STREET, LLC
DC-1650 UNION HILL ROAD, LLC
HCP-RTS, LLC, each a Delaware limited liability company

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, their sole member

By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its general partner

By:	/s/ Todd M. Sakow
Name:	Todd M. Sakow
Title:	Chief Financial Officer

(CORPORATE SEAL)

[SIGNATURES CONTINUED ON NEXT PAGE]

HC-239 S. MOUNTAIN BOULEVARD, LP, a Delaware limited partnership

By:	HC-239 S. Mountain Boulevard Management, LLC, a Delaware limited liability company, its sole general partner

	By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

		By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its General Partner

			By:	/s/ Todd M. Sakow
			Name:	Todd M. Sakow
			Title:	Chief Financial Officer

(CORPORATE SEAL)

GREEN MEDICAL INVESTORS, LLLP, a Florida limited liability limited partnership

By:	HC-1946 Town Park Boulevard, LLC, a Delaware limited liability company, its general partner

	By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

		By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its general partner

			By:	/s/ Todd M. Sakow
			Name:	Todd M. Sakow
			Title:	Chief Financial Officer
(CORPORATE SEAL)

[SIGNATURES CONTINUED ON NEXT PAGE

GREEN WELLNESS INVESTORS, LLLP, a Florida limited liability limited partnership

By:	HC-1940 Town Park Boulevard, LLC, a Delaware limited liability company, its general partner

	By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

		By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its general partner

			By:	/s/ Todd M. Sakow
			Name:	Todd M. Sakow
			Title:	Chief Financial Officer

(CORPORATE SEAL)

[SIGNATURES CONTINUED ON NEXT PAGE

HC-77-840 FLORA ROAD, LLC
HC-40055 BOB HOPE DRIVE, LLC
HC-5829 29 PALMS HIGHWAY, LLC
HC-8991 BRIGHTON LANE, LLC
HC-6555 CORTEZ, LLC
HC-601 REDSTONE AVENUE WEST, LLC
HC-2270 COLONIAL BLVD, LLC
HC-2234 COLONIAL BLVD, LLC
HC-1026 MAR WALT DRIVE, NW, LLC
HC-7751 BAYMEADOWS RD. E., LLC
HC-1120 LEE BOULEVARD, LLC
HC-8625 COLLIER BLVD., LLC
HC-6879 US HIGHWAY 98 WEST, LLC
HC-7850 N. UNIVERSITY DRIVE, LLC
HC-#2 PHYSICIANS PARK DR., LLC
HC-52 NORTH PECOS ROAD, LLC
HC-6160 S. FORT APACHE ROAD, LLC
HC-187 SKYLAR DRIVE, LLC
HC-860 PARKVIEW DRIVE NORTH, UNITS A&B, LLC
HC-6310 HEALTH PKWY., UNITS 100 & 200, LLC, each a Delaware limited liability company

By:	HCP-RTS, LLC, a Delaware limited liability company, their sole member

	By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

		By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its general partner

			By:	/s/ Todd M. Sakow
			Name:	Todd M. Sakow
			Title:	Chief Financial Officer

(CORPORATE SEAL)